UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 Current Report




                PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)       July 24, 2001
                                                --------------------------------

Commission File Number:    000-17962


                         Applebee's International, Inc.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)

            Delaware                                      43-1461763
  ----------------------------              ------------------------------------
  (State or other jurisdiction of           (I.R.S. Employer Identification No.)
   incorporation or organization)

          4551 W. 107th Street, Suite 100, Overland Park, Kansas 66207
 -------------------------------------------------------------------------------
              (Address of principal executive offices and zip code)

                                 (913) 967-4000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                      None
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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



Item 5.           Other Events

On July 24, 2001, Applebee's International, Inc. (the "Company") issued a press release entitled "Applebee's Announces Senior Management Changes." The press release is attached below.



                                                           FOR IMMEDIATE RELEASE


Contact:
Media Relations:    Cathie Koch, 913-967-8974
Investor Relations: Carol DiRaimo, 913-967-4109


                 Applebee's Announces Senior Management Changes

Overland Park, Kan., July 24, 2001 -- Applebee's International, Inc. (Nasdaq:APPB) announced today that Julia Stewart, president of the Applebee's domestic division, will be leaving the company on August 17, 2001. Ms. Stewart joined Applebee's in the fall of 1998.

Lloyd Hill, chairman and chief executive officer said, "We appreciate Julia's dedication and many contributions to Applebee's. She has played an important role in the implementation of our operating strategies over the last few years. During her tenure, the Applebee's concept has grown by nearly 30 percent to more than 1,300 restaurants today. Knowing Julia's skills and talents, we are confident that she will be successful in whatever she does, and we wish her the best in her future endeavors."

In a separate release today, the company announced the appointment of John Cywinski to the newly expanded role of Chief Marketing Officer.

As part of its strategic succession planning, the company announced earlier this year the commencement of a search for the newly created position of chief operating officer. The company expects to make an announcement regarding this position within the next 90 days. Until the COO search is completed, Carin Stutz, senior vice president of company operations, will report to Mr. Hill.

Applebee's International, Inc., headquartered in Overland Park, Kan., currently develops, franchises and operates restaurants under the Applebee's Neighborhood Grill and Bar brand, the largest casual dining concept in the world. There are currently 1,332 Applebee's restaurants operating system-wide in 49 states and eight international countries. Additional information on Applebee's
International  can  be  found  at  the  company's  website  (www.applebees.com).


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                                      # # #

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


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                              APPLEBEE'S INTERNATIONAL, INC.
                                              (Registrant)


Date:    July 24, 2001                    By:  /s/  George D. Shadid
         ---------------------                 ---------------------
                                               George D. Shadid
                                               Executive Vice President and
                                               Chief Financial Officer



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